UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018

Technical Communications Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-34816	04-2295040
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Domino Drive, Concord, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 287-5100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01	Changes in Registrant’s Certifying Accountant

Effective May 25, 2018, Moody, Famiglietti & Andronico, LLP (“MFA”) was dismissed as the independent certified public accounting firm of Technical Communications Corporation (the “Company”). The audit committee of the Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

The reports of MFA on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the year ended September 30, 2017 was modified to report an uncertainty that raised substantial doubt as to the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for each of its two most recent fiscal years and through May 24, 2018, there have been no disagreements between the Company and MFA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreement, if not resolved to the satisfaction of MFA, would have caused it to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods.

During the Company’s two most recent fiscal years and through May 24, 2018, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with MFA.

The Company provided MFA with a copy of the disclosures it is making in this Report on Form 8-K and requested that MFA furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter from MFA is attached as Exhibit 16.1 to this Form 8-K.

Effective May 25, 2018, the Company retained CohnReznick, LLP (“CohnReznick”) to act as the Company’s new independent registered public accounting firm. In accordance with Item 304(a)(2) of Regulation S-K, the Company did not consult CohnReznick regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.

b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable
d.	Exhibits.

Exhibit No.	Title

16.1	Letter dated May 31, 2018 from Moody, Famiglietti & Andronico, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Date: May 25, 2018	By:	/s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer